SOLUNA HOLDINGS | SOLUNA COMPUTING

December 2021 Flash

January 2022

Preamble

- The following discussion is completely qualified by the legal disclosures on the several pages following this one
- Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business
- The discussion is in line with our principles of being accountable and transparent with shareholders
- We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment
- Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna's [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management's review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company's Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company's Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company's Annual Report on Form 10-K for the year ended December 31, 2020.

Key Operating Principles

Alignment of Interests & Transparency

Private equity firm owns 30%[1]

High Velocity Execution

Senior Brookstone personnel involved in active executive capacity

Focus on Return of Invested Capital (ROIC) & Capital Discipline

Long-Term Strategy Beyond Crypto

(1) Calculated as a percent of total undiluted shares

Excess energy from renewable sources

We buy *curtailed* energy from renewable power plants and convert it to clean, low-cost global computing.

Batch-oriented Computing
like cryptocurrency mining

The opportunity beyond crypto is ***Batchable Computing***


$10B
Digital currencies


$5B
Pharma research


$40B
Graphics/video processing


$40B
Scientific research
VERSITY

Agenda

In this presentation, we will be covering the following items:

Business Update

December results in detail



Business Update

Business Summary

December 2021 Revenue increased despite an 18% decrease in average BTC price between November ($60,621) and December ($49,263)

Hashrate continues to scale and expect to hit **1 EH/s** by the end of March (+/- 30 days)

- In 2022, adding **100 MW** of capacity at sub **2.5 ¢ / kWh**
- Hashrate expected to scale as follows +/- 30 days

We will release 2022 Earnings Power Illustration to investors on Wednesday, **January 19th**

	2022				2023
	Q1	Q2	Q3	Q4	Q1
Hashrate Target (EH/s)	1.0	1.3	2.0	3.0	4.0

Operational Updates

As of **December 31st**



Sophie

Scaled to 25 MW and fully energized



Marie

Scaled to **21 MW**

- Tornados in KY made transformer upgrades impossible in December
- Will **energize additional 4 MW in January** for a total of 25 MW



Dorothy

- Procured **electrical infrastructure**
- Hired necessary construction resources
- Getting set to **break ground**

Target for 2022 is to energize **100 MW**


Sophie
Energized
25 MW

Our hashrate continues the ramp to 1 EH/s



Consolidated Hashrate (SHA-256, PH/s)
Remainder of growth will be Prop Mining increasing by ~98%
Our Hosting JV commitment is fulfilled
20
24
21
22
61
125
316
118
198
403
126
277
567
312
255
640
367
273
1,000
358
367
275
Apr 2021
May 2021
Jun 2021
July 2021
Aug 2021
Sep 2021
Oct 2021
Nov 2021
Dec 2021
Jan 14, 2022
Mar 31, 2022*
Hosted JV
Prop Mining

Note: Management Estimate
*+/- 30 days

A closer look at December

The tornado in Kentucky forced us to shut Sophie down and significantly reduce operations at Marie for 4 days

- All our employees were safe
- None of the equipment was impacted
- Our team secured and funded the deployment of a 2 MW generator for wastewater treatment facility in Maryfield
- ***We released our power back to the utility***, to improve grid reliability as the area recovered power

We still managed to bring Sophie up to 25 MW

Marie facility upgrades will scale site to 25 MW by the end of January

Impact of Tornado on December site-level economics

($ in 000s)	Sophie			Marie			Edith	Estimate
	Estimate Dec 21	Tornado Impact*	Estimate Pro-Forma	Estimate Dec 21	Tornado Impact*	Estimate Pro-Forma	Estimate Dec 21	Combined Pro-Forma Dec 21
Revenue (Non-GAAP)	**$1,181**	**$185**	**$1,366**	**$1,840**	**$56**	**$1,895**	**$222**	**$3,484**
Prop Mining	1,181	185	1,366	1,238	40	1,278	222	2,866
Hosted JV	-	-	-	602	16	618	-	618
Cash Contribution Margin (Non-GAAP)	**$657**	**$102**	**$759**	**$1,181**	**$34**	**$1,215**	**$164**	**$2,138**
Prop Mining	657	102	759	905	28	933	164	1,856
Hosted JV	-	-	-	276	5	281	-	281

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

Cash Contribution Margin Run-Rate

December 2021 Revenue increased despite an 18% decrease in average BTC price between November ($60,621) and December ($49,263)



Impact of Tornado at Marie & Sophie
Annualized Cash Contribution Margin(1) (Non-GAAP)
($ in 000s)
$2,568
$2,796
$3,552
$5,283
$5,849
$4,004
$4,294
$8,961
$7,184
$17,331
$23,311
$25,651
$24,026
Jan 21
Feb 21
Mar 21
Apr 21
May 21
Jun 21
Jul 21
Aug 21
Sep 21
Oct 21*
Nov 21*
Dec 21*

(1) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie (Python) "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

Important developments across our facilities



Edith

We continue to optimize equipment mix at this mature facility

- **9.70 PH/s as of January 14th**



Sophie

Scaled up to 25 MW and **fully energized** by December 31st

- **206.36 PH/s as of January 14th**. Site continues ramp
- We will continue plugging-in miners upon delivery



Marie

We are **upgrading the site's infrastructure** to get to **25 MW**

- We are in the process of upgrading the facility and expect to be at full scale in a couple of weeks

Waiting for power company approval to close purchase

- We are engaging constructively with the utility
- Current operating framework allows Soluna to use the facility on economic terms that mirror proposed transaction
- We continue to place equipment in the facility as the sellers' hosting customers roll off
- **423.63 PH/s as of January 14th**
- We are managing the entire facility under contract with seller


SOLUNA
December 2021
Flash

Consolidated Soluna Computing Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue (Non-GAAP)	**$995**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**	**$2,142**	**$2,632**	**$3,243**	**$8,017**	**$13,036**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$149**	**$265**	**$532**	**$567**	**$594**	**$987**	**$2,148**	**$3,147**
Prop Mining	143	324	117	121	110	348	314	283	661	1,258	2,073
Hosting	0	0	0	28	155	184	253	312	326	890	1,074
Overhead Costs	**$109**	**$72**	**$18**	**$47**	**$67**	**$132**	**$131**	**$95**	**$254**	**$480**	**$793**
Prop Mining	109	72	18	47	67	132	131	95	254	480	793
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$251**	**$396**	**$136**	**$196**	**$332**	**$664**	**$698**	**$689**	**$1,241**	**$2,628**	**$3,940**
Prop Mining	251	396	136	168	177	481	445	378	915	1,737	2,866
Hosting	0	0	0	28	155	184	253	312	326	890	1,074
Cash Contribution Margin (Non-GAAP)	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,002**	**$5,389**	**$9,097**
Prop Mining	744	1,261	358	671	509	1,538	1,215	1,582	1,726	4,524	8,066
Hosting	0	0	0	75	90	166	229	360	276	865	1,031
Cash Contribution % (Non-GAAP)	**74.8%**	**76.1%**	**72.5%**	**79.2%**	**64.3%**	**71.9%**	**67.4%**	**73.8%**	**61.7%**	**67.2%**	**69.8%**
Prop Mining	74.8%	76.1%	72.5%	80.0%	74.2%	76.2%	73.2%	80.7%	65.4%	72.3%	73.8%
Hosting	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	45.8%	49.3%	49.0%
Cash Contribution Margin excluding Tornado (Non-GAAP)	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,138**	**$5,524**	**$9,233**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see ap

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Operating Metrics[A]

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]
Avg. MW Deployed	1.63	3.34	3.28	4.13	7.15	4.85	15.01	20.09	24.31	19.80	9.33
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	6.39
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25
Avg. Hashrate (Scrypt, GH/s)	-	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	21.95	35.64	14.34	20.62	20.27	56.33	36.99	43.42	65.83	143.33	274.74
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see ap

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Edith: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual	Actual				Actual	Estimate	Estimate	Estimate	Estimate	Estimate
	Q1 21	Q2 21	Jul 21	Aug 21	Sep 21	Q3 21	Oct 21	Nov 21	Dec 21	Q4 21	FY 21
Revenue	891	988	277	345	284	905	324	317	222	864	3,648
Electricity/Direct Costs*	121	133	41	50	49	140	49	54	39	143	537
Overhead Costs**	101	71	18	16	28	63	19	20	19	58	293
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	**$223**	**$204**	**$60**	**$66**	**$77**	**$203**	**$68**	**$74**	**$58**	**$200**	**$830**
Cash Contribution Margin (Non-GAAP)	**$668**	**$784**	**$217**	**$278**	**$206**	**$702**	**$256**	**$243**	**$164**	**$664**	**$2,818**
Cash Contribution %	**75.0%**	**79.4%**	**78.5%**	**80.8%**	**72.8%**	**77.6%**	**79.0%**	**76.7%**	**73.9%**	**76.8%**	**77.3%**

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	**Q1 21[1]**	**Q2 21[2]**	**Jul 21**	**Aug 21**	**Sep 21**	**Q3 21[3]**	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21[4]**	**FY 21[5]**
Avg. MW Deployed	1.63	1.76	1.79	1.77	1.74	1.77	1.78	1.78	1.75	1.77	1.73
Avg. Hashrate (SHA-256, PH/s)[6]	n/a	8.69	10.18	10.38	11.44	10.67	11.85	11.63	10.60	11.36	10.24
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	19.65	21.25	8.03	7.54	6.17	21.53	5.60	5.23	4.51	15.44	76.87

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of October 2021 - December 2021

(5) Average of January 2021 - December 2021

(6) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin,, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue	543	1,048	1,181	2,772	2,772
Electricity/Direct Costs*	182	159	385	726	726
Overhead Costs	77	27	139	242	265
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$258**	**$186**	**$524**	**$968**	**$991**
Cash Contribution Margin (Non-GAAP)	**$285**	**$862**	**$657**	**$1,804**	**$1,781**
Cash Contribution %	**52.4%**	**82.3%**	**55.6%**	**65.1%**	**64.2%**
Cash Contribution Margin excluding Tornado (Non-GAAP)	**$285**	**$862**	**$759**	**$1,906**	**$1,883**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21(1)**	**FY 21(1)**
Avg. MW Deployed	4.43	7.63	10.12	7.39	7.39
Avg. Hashrate (SHA-256, PH/s)(4)	42.32	77.64	157.37	92.44	92.44
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42

(1) Average of October 2021 - December 2021

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

Facility **fully ramped up** on December 31st, 2021

- Due to Tornado in Kentucky, facility was shut down for 4 days
- No equipment was impacted
- Miners will be plugged in as orders arrive
- **206.36 PH/s on January 14th**

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue (Non-GAAP)	**$104**	**$668**	**$217**	**$598**	**$647**	**$1,463**	**$1,274**	**$1,267**	**$1,840**	**$4,381**	**$6,616**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$99**	**$216**	**$392**	**$336**	**$381**	**$562**	**$1,279**	**$1,884**
Prop Mining	23	190	76	71	61	208	83	70	236	389	811
Hosting	0	0	0	28	155	184	253	312	326	890	1,074
Overhead Costs	**$0**	**$0**	**$0**	**$30**	**$24**	**$54**	**$35**	**$48**	**$96**	**$180**	**$235**
Prop Mining	0	0	0	30	24	54	35	48	96	180	235
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$23**	**$190**	**$76**	**$130**	**$240**	**$446**	**$371**	**$429**	**$659**	**$1,459**	**$2,118**
Prop Mining	23	190	76	101	85	263	119	118	333	569	1,045
Hosting	0	0	0	28	155	184	253	312	326	890	1,074
Cash Contribution Margin (Non-GAAP)	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,181**	**$2,922**	**$4,498**
Prop Mining	81	478	141	393	317	851	674	477	905	2,056	3,467
Hosting	0	0	0	75	90	166	229	360	276	865	1,031
Cash Contribution % (Non-GAAP)	**78.1%**	**71.6%**	**64.8%**	**78.3%**	**62.9%**	**69.5%**	**70.9%**	**66.1%**	**64.2%**	**66.7%**	**68.0%**
Prop Mining	78.1%	71.6%	64.8%	79.5%	78.9%	76.4%	85.0%	80.2%	73.1%	78.3%	76.8%
Hosting	n/a	n/a	n/a	72.8%	36.7%	47.4%	47.5%	53.6%	45.8%	49.3%	49.0%
Cash Contribution Margin excluding Tornado (Non-GAAP)	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,215**	**$2,955**	**$4,531**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Hosting JV Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue (Non-GAAP)	**$0**	**$104**	**$245**	**$349**	**$481**	**$672**	**$602**	**$1,755**	**$2,104**
Electricity/Direct Costs*	0	28	155	184	253	312	326	890	1,074
Overhead Costs	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2 (Non-GAAP)**	**$0**	**$28**	**$155**	**$184**	**$253**	**$312**	**$326**	**$890**	**$1,074**
Cash Contribution Margin (Non-GAAP)	**$0**	**$75**	**$90**	**$166**	**$229**	**$360**	**$276**	**$865**	**$1,031**
Cash Contribution % (Non-GAAP)	**n/a**	**72.8%**	**36.7%**	**47.4%**	**47.5%**	**53.6%**	**45.8%**	**49.3%**	**49.0%**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Jul 21	Aug 21	Sep 21	Q3 21(1)	Oct 21	Nov 21	Dec 21	Q4 21(2)	FY 21(3)
Avg. MW Deployed	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30
Avg Hashrate (SHA-256, PH/s)	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25
Avg. BTC Price	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35

(1) Average of July 2021 - September 2021

(2) Average of October 2021 - December 2021

(3) Average of January 2021 - December 2021

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21(1)	Jul 21	Aug 21	Sep 21	Q3 21(2)	Oct 21	Nov 21	Dec 21	Q4 21(3)	FY 21(4)
Avg. MW Deployed	0.00	1.58	1.49	2.36	5.41	3.09	8.80	10.67	12.45	10.64	7.46
Prop Mining	0.00	1.58	1.49	2.04	1.74	1.76	2.50	2.59	4.32	3.14	2.16
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30
Avg. Hashrate (SHA-256, PH/s)	-	12.80	11.94	50.21	113.72	58.62	262.05	313.53	398.72	324.77	205.06
Prop Mining	-	12.80	11.94	40.42	32.39	28.25	63.93	36.24	143.98	81.38	40.81
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	2.30	14.37	6.30	13.09	14.09	34.80	22.00	20.90	37.34	78.32	139.43
Prop Mining	2.30	14.37	6.30	10.82	8.75	26.49	13.69	9.81	25.13	46.94	95.08
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Appendix

Our data centers are named after catalyzers



TNT — Renamed to → **Edith**



Edith Clarke was a pioneer in electrical engineering & power transmission. **She was a first** in so many ways. **The first woman to earn an MSc degree at MIT** in 1919. The **first woman employed as an electrical engineer** at General Electric in 1921. The **first full-time electrical engineering professor** in 1947, at University of Texas. We're influenced by Edith's firsts. **It drives us to** help make renewable, affordable energy the world's primary power source.



Anaconda — Renamed to → **Sophie**



Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors **in more simple ways**. We're building a data center to help the grid. We're using Sophie's methods to **blend details and simplicity** for our first greenfield project.



Python — Renamed to → **Marie**



Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. **She won two Nobel Prizes**. In pursuit of the truth, Soluna is constructing a data center with **complete transparency** to help make the grid stable. Why such transparency? **So, everyone can see & know what must happen,** to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. **But no longer.**

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue	**$995**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**	**$2,437**	**$2,811**	**$3,348**	**$8,595**	**$14,372**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$640**	**$671**	**$1,428**	**$906**	**$836**	**$1,207**	**$2,950**	**$4,845**
Prop Mining	143	324	117	190	171	479	366	341	726	1,434	2,380
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465
Overhead Costs	**$109**	**$72**	**$18**	**$37**	**$81**	**$136**	**$131**	**$92**	**$221**	**$444**	**$761**
Prop Mining	109	72	18	37	81	136	131	92	221	444	761
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$251**	**$396**	**$136**	**$677**	**$752**	**$1,564**	**$1,037**	**$928**	**$1,429**	**$3,394**	**$5,605**
Prop Mining	251	396	136	227	252	615	497	434	948	1,879	3,140
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465
Cash Contribution Margin (Non-GAAP)	**$744**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**	**$1,400**	**$1,883**	**$1,919**	**$5,201**	**$8,767**
Prop Mining	744	1,261	358	612	434	1,404	1,163	1,526	1,693	4,383	7,792
Hosting	0	0	0	77	79	156	236	357	226	819	975
Cash Contribution % (Non-GAAP)	**74.8%**	**76.1%**	**72.5%**	**50.5%**	**40.5%**	**49.9%**	**57.4%**	**67.0%**	**57.3%**	**60.5%**	**61.0%**
Prop Mining	74.8%	76.1%	72.5%	72.9%	63.3%	69.6%	70.1%	77.9%	64.1%	70.0%	71.3%
Hosting	n/a	n/a	n/a	14.7%	13.6%	14.1%	30.4%	41.9%	32.0%	35.1%	28.3%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21[1]	Jul 21	Aug 21	Sep 21	Q3 21[2]	Oct 21	Nov 21	Dec 21	Q4 21[3]	FY 21[4]
Avg. MW Deployed	1.63	3.34	3.28	14.32	15.67	11.09	22.21	24.61	27.36	24.73	9.79
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	4.79
Hosted MW (Legacy)	-	-	-	10.18	8.52	9.35	7.20	4.52	3.05	4.92	6.69
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	143.61
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449
BTC Equivalent Mined	21.95	35.64	14.34	29.88	27.52	74.33	42.08	46.37	67.96	153.67	302.88
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39
Hosting	-	-	-	11.53	12.60	26.31	13.40	14.04	14.35	41.73	72.49

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(3) Average of January 2021 - December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Non-GAAP Historical Financials With Legacy Hosting



($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21
Revenue	**$104**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**	**$1,569**	**$1,446**	**$1,945**	**$4,960**	**$7,951**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$590**	**$622**	**$1,288**	**$675**	**$623**	**$783**	**$2,081**	**$3,582**
Prop Mining	23	190	76	140	122	338	135	128	302	566	1,117
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465
Overhead Costs	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**	**$35**	**$46**	**$64**	**$145**	**$203**
Prop Mining	0	0	0	20	38	58	35	46	64	145	203
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1 (Non-GAAP)**	**$23**	**$190**	**$76**	**$610**	**$660**	**$1,347**	**$711**	**$668**	**$847**	**$2,226**	**$3,785**
Prop Mining	23	190	76	161	160	397	171	174	366	710	1,320
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465
Cash Contribution Margin (Non-GAAP)	**$81**	**$478**	**$141**	**$411**	**$321**	**$873**	**$858**	**$777**	**$1,098**	**$2,734**	**$4,166**
Prop Mining	81	478	141	334	242	717	622	421	872	1,915	3,192
Hosting	0	0	0	77	79	156	236	357	226	819	975
Cash Contribution % (Non-GAAP)	**78.1%**	**71.6%**	**64.8%**	**40.2%**	**32.7%**	**39.3%**	**54.7%**	**53.8%**	**56.5%**	**55.1%**	**52.4%**
Prop Mining	78.1%	71.6%	64.8%	67.5%	60.3%	64.4%	78.5%	70.8%	70.5%	72.9%	70.7%
Hosting	n/a	n/a	n/a	14.7%	13.6%	14.1%	30.4%	41.9%	32.0%	35.1%	28.3%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	120	23	0	0	143	0	0	143
Overhead costs	170	9	6	0	185	0	0	185
Total cost of cryptocurrency revenue (GAAP)	$290	$31	$7	$0	$328	$0	$0	$328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Adjusted Non-GAAP Cost of Revenue 1**	$222	$23	$7	$0	$251	$435	$0	$687

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q1 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP)	290	31	7	0	328	0	0	328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Contribution Margin (Non-GAAP)*	$669	$81	($7)	$0	$744	$902	$0	$1,645

*Excludes R&D Expenses, SG&A Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	208	265	0	0	472	0	0	472
Overhead costs	71	0	1	0	73	0	0	73
Total cost of cryptocurrency revenue (GAAP)	$279	$264	$1	$0	$545	$0	$0	$545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Adjusted Non-GAAP Cost of Revenue 1**	$204	$190	$1	$0	$396	$485	$0	$881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	**$0**	**$0**	**$0**	**$0**	**$0**	**$1,647**	**$0**	**$1,647**
Cryptocurrency revenue (GAAP)	**$988**	**$669**	**$0**	**$0**	**$1,657**	**$0**	**$0**	**$1,657**
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP)	279	264	1	0	545	0	0	545
Cost of revenue (GAAP)	**$279**	**$264**	**$1**	**$0**	**$545**	**$502**	**$0**	**$1,047**
Depreciation	74	74	0	0	149	17	0	166
Contribution Margin (Non-GAAP)*	**$784**	**$478**	**($1)**	**$0**	**$1,261**	**$1,162**	**$0**	**$2,423**

*Excludes R&D Expenses, SG&A Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
less Legacy Hosting Revenue	0	757	0	0	757	0	0	757
Revenue (Non-GAAP)	$905	$1,463	$0	$0	$2,368	$1,949	$0	$4,317

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	140	1,288	0	0	1,428	0	0	1,428
Overhead costs	166	134	15	0	315	0	0	315
Total cost of cryptocurrency revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$0	$0	$1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$203	$1,347	$15	$0	$1,564	$642	$0	$2,206
less Legacy Hosting Cost of Revenue	0	770	0	0	770	0	0	770
less Prepaid Lease Cost	0	130	0	0	130	0	0	130
Adjusted Non-GAAP Cost of Revenue 2**	$203	$446	$15	$0	$664	$642	$0	$1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP)	306	1,422	15	0	1,743	0	0	1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$702	$873	($15)	$0	$1,560	$1,307	$0	$2,867
plus Prepaid Lease Cost	0	130	0	0	130	0	0	130
plus Legacy Hosting Contribution Margin	0	13	0	0	13	0	0	13
Cash Contribution Margin (Non-GAAP)*	$702	$1,016	($15)	$0	$1,703	$1,307	$0	$3,010

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q4 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$2,263	$0	$2,263
Cryptocurrency revenue (GAAP)	$864	$4,960	$2,772	$0	$8,595	$0	$0	$8,595
less Legacy Hosting Revenue	0	579	0	0	579	0	0	579
Revenue (Non-GAAP)	$864	$4,381	$2,772	$0	$8,017	$2,263	$0	$10,280

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q4 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$2,263	$0	$2,263
Cryptocurrency revenue (GAAP)	$864	$4,960	$2,772	$0	$8,595	$0	$0	$8,595
Cost of product revenue (GAAP)	0	0	0	0	0	728	0	728
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	143	2,081	726	0	2,950	0	0	2,950
Overhead costs	148	610	586	0	1,345	0	0	1,345
Total cost of cryptocurrency revenue (GAAP)	$291	$2,692	$1,312	$0	$4,295	$0	$0	$4,295
Cost of revenue (GAAP)	$291	$2,692	$1,312	$0	$4,295	$728	$0	$5,023
Depreciation	91	466	344	0	901	17	0	918
Project Equipment Repairs	0	0	0	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	$200	$2,226	$968	$0	$3,394	$711	$0	$4,105
less Legacy Hosting Cost of Revenue	0	590	0	0	590	0	0	590
less Prepaid Lease Cost	0	177	0	0	177	0	0	177
Adjusted Non-GAAP Cost of Revenue 2**	$200	$1,459	$968	$0	$2,628	$711	$0	$3,339

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$2,263	$0	$2,263
Cryptocurrency revenue (GAAP)	$864	$4,960	$2,772	$0	$8,595	$0	$0	$8,595
Cost of product revenue (GAAP)	0	0	0	0	0	728	0	728
Cost of cryptocurrency revenue (GAAP)	291	2,692	1,312	0	4,295	0	0	4,295
Cost of revenue (GAAP)	$291	$2,692	$1,312	$0	$4,295	$728	$0	$5,023
Depreciation	91	466	344	0	901	17	0	918
Project Equipment Repairs	0	0	0	0	0	0	0	0
Contribution Margin (Non-GAAP)*	$664	$2,734	$1,804	$0	$5,201	$1,552	$0	$6,753
plus Prepaid Lease Cost	0	177	0	0	177	0	0	177
plus Legacy Hosting Contribution Margin	0	11	0	0	11	0	0	11
Cash Contribution Margin (Non-GAAP)*	$664	$2,922	$1,804	$0	$5,389	$1,552	$0	$6,941
plus Tornado Impact (Management Estimate)	0	34	102	0	135	0	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado*	$664	$2,955	$1,905	$0	$5,524	$1,552	$0	$7,076

*Excludes R&D Expenses, SG&A Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	FY 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$7,196	$0	$7,196
Cryptocurrency revenue (GAAP)	$3,648	$7,952	$2,772	$0	$14,372	$0	$0	$14,372
less Legacy Hosting Revenue	0	1,335	0	0	1,335	0	0	1,335
Revenue (Non-GAAP)	$3,648	$6,617	$2,772	$0	$13,036	$7,196	$0	$20,233

Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

FY 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$7,196	$0	$7,196
Cryptocurrency revenue (GAAP)	$3,648	$7,952	$2,772	$0	$14,372	$0	$0	$14,372
Cost of product revenue (GAAP)	0	0	0	0	0	2,343	0	2,343
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	611	3,657	726	0	4,993	0	0	4,993
Overhead costs	555	753	609	0	1,917	0	0	1,917
Total cost of cryptocurrency revenue (GAAP)	$1,166	$4,409	$1,335	$0	$6,910	$0	$0	$6,910
Cost of revenue (GAAP)	$1,166	$4,409	$1,335	$0	$6,910	$2,343	$0	$9,252
Depreciation	314	624	344	0	1,282	70	0	1,352
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$830	$3,785	$991	$0	$5,606	$2,273	$0	$7,878
less Legacy Hosting Cost of Revenue	0	1,360	0	0	1,360	0	0	1,360
less Prepaid Lease Cost	0	307	0	0	307	0	0	307
Adjusted Non-GAAP Cost of Revenue 2**	$830	$2,119	$991	$0	$3,939	$2,273	$0	$6,212

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

FY 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$7,196	$0	$7,196
Cryptocurrency revenue (GAAP)	$3,648	$7,952	$2,772	$0	$14,372	$0	$0	$14,372
Cost of product revenue (GAAP)	0	0	0	0	0	2,343	0	2,343
Cost of cryptocurrency revenue (GAAP)	1,166	4,409	1,335	0	6,910	0	0	6,910
Cost of revenue (GAAP)	$1,166	$4,409	$1,335	$0	$6,910	$2,343	$0	$9,252
Depreciation	314	624	344	0	1,282	70	0	1,352
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$2,818	$4,166	$1,781	$0	$8,766	$4,923	$0	$13,690
plus Prepaid Lease Cost	0	307	0	0	307	0	0	307
plus Legacy Hosting Contribution Margin	0	25	0	0	25	0	0	25
Cash Contribution Margin (Non-GAAP)*	$2,818	$4,498	$1,781	$0	$9,097	$4,923	$0	$14,021
plus Tornado Impact (Management Estimate)	0	34	102	0	135	0	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado*	$2,818	$4,531	$1,883	$0	$9,233	$4,923	$0	$14,156

*Excludes R&D Expenses, SG&A Expenses


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